POWER OF ATTORNEY



     The undersigned hereby constitutes and appoints Richard W. Ingram, John E. Pelletier, Marie E. Connolly, Joseph F. Tower III, Douglas C. Conroy, Mary A. Nelson, Elizabeth A. Keeley, Karen Jacoppo-Wood and Christopher J. Kelley, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities any and all amendments to the Registration Statement on Form N-1A, filed by Chubb Series Trust (to be renamed "JPM Series Trust II") (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1996.




                                                           /s/John N. Bell
                                                              John N. Bell

                               POWER OF ATTORNEY




         The undersigned hereby constitutes and appoints Richard W. Ingram, John E. Pelletier, Marie E. Connolly, Joseph F. Tower III, Douglas C. Conroy, Mary A. Nelson, Elizabeth A. Keeley, Karen Jacoppo-Wood and Christopher J. Kelley, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities any and all amendments to the Registration Statement on Form N-1A, filed by Chubb Series Trust (to be renamed "JPM Series Trust II") (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1996.




                                                           /s/John R. Rettberg
                                                              John R. Rettberg

                               POWER OF ATTORNEY




         The undersigned hereby constitutes and appoints Richard W. Ingram, John E. Pelletier, Marie E. Connolly, Joseph F. Tower III, Douglas C. Conroy, Mary A. Nelson, Elizabeth A. Keeley, Karen Jacoppo-Wood and Christopher J. Kelley, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities any and all amendments to the Registration Statement on Form N-1A, filed by Chubb Series Trust (to be renamed "JPM Series Trust II") (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1996.




                                                           /s/John F. Ruffle
                                                              John F. Ruffle

                               POWER OF ATTORNEY




         The undersigned hereby constitutes and appoints Richard W. Ingram, John E. Pelletier, Marie E. Connolly, Joseph F. Tower III, Douglas C. Conroy, Mary A. Nelson, Elizabeth A. Keeley, Karen Jacoppo-Wood and Christopher J. Kelley, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities any and all amendments to the Registration Statement on Form N-1A, filed by Chubb Series Trust (to be renamed "JPM Series Trust II") (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1996.




                                                        /s/Kenneth Whipple, Jr.
                                                           Kenneth Whipple, Jr.